United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 22, 2024

Pineapple Energy Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

001-31588	41-0957999
(Commission File Number)	(I.R.S. Employer Identification No.)

10900 Red Circle Drive Minnetonka, MN	55343
(Address of Principal Executive Offices)	(Zip Code)

(952) 996-1674

Registrant’s Telephone Number, Including Area Code

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $.05 per share	PEGY	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information contained in Item 2.03 is incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Conduit Capital Bridge Loan

On July 22, 2024, Pineapple Energy Inc. (“the Company”) obtained bridge loan financing for working capital purposes from Conduit Capital U.S. Holdings LLC (“Conduit”), an unaffiliated lender. On such date, Conduit loaned the principal sum of $500,000.00 to the Company on an original issue (“OID”) basis of 20% and accordingly, Conduit advanced $400,000.00 to the Company (the “Initial Conduit Loan”). The Initial Conduit Loan will accrue interest on the unpaid principal amount, without deduction for the OID, at an annual rate of 20%. Commencing on October 21, 2024 through and including the Conduit Maturity Date (as defined below), the Company may request that Conduit provide additional advances for working capital on identical terms, conditions and interest rate as the Initial Conduit Loan on an OID basis, up to an aggregate principal sum of $500,000.00, and Conduit shall have the right, without commitment or obligation, to make such requested loan(s) by advancing 80% percent of the principal thereof. All such loans are secured by a pledge of all of the Company’s assets.

The loans due to Conduit will become due on July 21, 2025 (the “Conduit Maturity Date”). In accordance with the terms of the loan agreements with Conduit, if the Company consummates one or more equity offerings prior to the Conduit Maturity Date in which it derives aggregate gross proceeds of at least $3,150,000.00, it will be required to repay the unpaid principal balance of the Initial Conduit Loan, including the OID, simultaneous with the closing(s) of such offering(s). Further, if the Company consummates one or more equity offerings prior to the Conduit Maturity Date in which it derives aggregate gross proceeds of at least $4,400,000.00, the Company will be required to repay the entire unpaid principal amount of all loans due to Conduit, including the OID, simultaneous with the closing(s) of such offering(s). As a condition to such loan(s), the Company agreed to cause the nomination of a designee of Conduit for election to its Board of Directors.

The summary above is qualified by the full texts of the (i) Secured Credit Agreement, dated July 22, 2024, between the Company and Conduit, and (ii) the Secured Credit Note, dated July 22, 2024, between the Company and Conduit, which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

MBB Energy Bridge Loan

On July 22, 2024, the Company obtained bridge loan financing from MBB Energy. LLC (“MBB”) for working capital purposes. Scott Maskin, the Company’s interim chief executive officer and a director, is a principal of MBB and accordingly, MBB is an affiliate of the Company. On such date, MBB loaned the principal sum of $500,000.00 to the Company on an OID basis of 20% and accordingly, MBB advanced the sum of $400,000.00 to the Company (the “Initial MBB Loan”). The Initial MBB Loan will accrue interest on the unpaid principal amount, without deduction for the OID, at an annual rate of 20%. Commencing on October 21, 2024 through and including the MBB Maturity Date (as defined below), the Company may request that MBB provide additional advances for working capital on identical terms, conditions and interest rate as the Initial MBB Loan on an OID basis, up to an aggregate principal sum of $500,000.00, and MBB shall have the right, without commitment or obligation, to make such requested loan(s) by advancing 80% percent of the principal thereof. All such loans are secured by a pledge of all of the Company’s assets.

       The loans due by the Company to MBB will become due on July 21, 2025 (the “MBB Maturity Date”). In accordance with the terms of the loan agreements with MBB, if the Company consummates one or more equity offerings prior to the MBB Maturity Date in which it derives aggregate gross proceeds of at least $3,150,000.00, it will be required to repay the unpaid principal balance of the Initial MBB Loan, including the OID, simultaneous with the closing(s) of such offering(s). Further, if the Company consummates one or more equity offerings prior to the MBB Maturity Date in which the Company derives aggregate gross proceeds of at least $4,400,000.00, the Company will be required to repay the entire unpaid principal amount of all loans due to MBB, including the OID, simultaneous with the closing(s) of such offering(s). MBB has granted Conduit the exclusive right to enforce MBB’s loans on MBB’s behalf.

The summary above is qualified by the full texts of the (i) Secured Credit Agreement, dated July 22, 2024, between the Company and MBB, (ii) the Secured Credit Note, dated July 22, 2024, between the Company and MBB, and (iii) the Security Agreement, dated July 22, 2024, between the Company and MBB, which are attached as Exhibits 10.3, 10.4, and 10.5, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Amendment to Decathlon Revenue Loan

Effective July 22, 2024, Decathlon Growth Credit, LLC (as assignee of Decathlon Specialty Finance, LLC (“Decathlon”)) entered into a First Amendment (the “First Amendment”) with the Company with respect to the Revenue Loan and Security Agreement dated June 1, 2023 (the “Decathlon Agreement”) among Decathlon (as lender), the Company (as borrower), and Pineapple Energy LLC, SUNation Solar Systems, Inc., SUNation Service, LLC, SUNation Roofing, LLC and SUNation Energy, LLC (as guarantors). The First Amendment designated Scott Maskin as the “Key Person” under the Decathlon Agreement and approved the Company’s working capital loans from Conduit and MBB. The summary above is qualified by the full text of the First Amendment to Revenue Loan and Security Agreement, dated July 22, 2024, by and among the Company, the Guarantors party thereto, and Decathlon, which is attached as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to Subordination Agreement

On July 22, 2024, the Company entered into a Joinder and Amendment to Subordination Agreement (the “Joinder Agreement”) with Decathlon, Hercules Capital, Inc., Conduit and MBB. Pursuant thereto, Conduit and MBB became parties to the Subordination Agreement dated June 21, 2023, among the Company, Decathlon, and Hercules Capital, Inc. In accordance with the Joinder Agreement, Conduit and MBB agreed to subordinate their respective security interests in the Company’s assets, pari passu, to the first priority security interest of Decathlon and the second security priority interest of Hercules.

The summary above is qualified by the full texts of the (i) Amendment and Joinder to Subordination Agreement, dated July 22, 2024 among the Company, Decathlon, Hercules Capital, Inc., and MBB and Conduit, and (ii) the Consent and Amendment No. 3 to Loan and Security Agreement, dated July 22, 2024 by and among Pineapple Energy LLC, the Company, and each other person that has delivered a Joinder Agreement, which are attached as Exhibits 10.8, and 10.9, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01.	Other Events.

As previously disclosed, On May 16, 2024, the Company received a notice from the Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market (“Nasdaq”) informing the Company that it no longer complies with the requirement under Nasdaq Listing Rule 5550(b)(1) to maintain a minimum of $2,500,000 in stockholders’ equity for continued listing on Nasdaq (the “Equity Rule”).

On July 26, 2024, the Company received a decision from the Nasdaq Hearings Panel (the “Panel”) informing the Company that Nasdaq has determined and agreed that the Company is now in compliance with the Equity Rule. The Company will remain on a one-year Nasdaq Panel Monitor, which means that if the Company falls out of compliance again, it will not be able to submit a remediation plan to the Staff, but rather it will be required to go back into the hearings process.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Secured Credit Agreement, dated July 22, 2024, between Pineapple Energy Inc. and Conduit Capital U.S. Holdings LLC

10.2	Secured Credit Note, dated July 22, 2024, between Pineapple Energy Inc. and Conduit Capital U.S. Holdings, LLC

10.3	Security Agreement, dated July 22, 2024, between Pineapple Energy Inc. and Conduit Capital U.S. Holdings, LLC

10.4	Secured Credit Agreement, dated July 22, 2024, between Pineapple Energy Inc. and MBB Energy, LLC.

10.5	Secured Credit Note, dated July 22, 2024, between Pineapple Energy Inc. and MBB Energy, LLC. Security

10.6	Agreement, dated July 22, 2024, between Pineapple Energy Inc. and MBB Energy, LLC.

10.7	First Amendment to Revenue Loan and Security Agreement, dated July 22, 2024, by and among Pineapple Energy Inc., the Guarantors party thereto, and Decathlon Specialty Finance LLC.

10.8	Amendment and Joinder to Subordination Agreement, dated July 22, 2024 among Pineapple Energy Inc., Decathlon Growth Credit, LLC, Hercules Capital, Inc., and MBB Energy, LLC and Conduit Capital U.S. Holdings, LLC

10.9	Consent and Amendment No. 3 to Loan and Security Agreement, dated July 22, 2024 by and among Pineapple Energy LLC, Pineapple Energy Inc. and each other person that has delivered a Joinder Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the Company’s current expectations or beliefs and are subject to uncertainty and changes in circumstances, including the Company’s ability to maintain and service its new debt obligations and remain in compliance with Nasdaq’s listing standards. While the Company believes its plans, intentions, and expectations reflected in those forward-looking statements are reasonable, these plans, intentions, or expectations may not be achieved. For information about the factors that could cause such differences, please refer to the Company’s filings with the Securities and Exchange Commission, including, without limitation, the statements made under the heading “Risk Factors” in the Company's Annual Report on Form 10-K for the year ended December 31, 2023 and in subsequent filings. The Company does not undertake any obligation to update or revise these forward-looking statements for any reason, except as required by law.

SIGNATUREs

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PINEAPPLE ENERGY INC.

	By:	/s/ Scott Maskin
Scott Maskin Interim Chief Executive Officer

Date: July 26, 2024